UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21269
Wells Fargo Advantage Income Opportunities Fund
(Exact name of registrant as specified in charter)
525 Market St., San Francisco, CA 94105
(Address of principal executive offices) (Zip code)
C. David Messman
Wells Fargo Funds Management, LLC
525 Market St., San Francisco, CA 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end:	April 30, 2010

Date of reporting period:	October 31, 2010

ITEM 1. REPORT TO SHAREHOLDERS

WELLS FARGO ADVANTAGE FUNDS

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Semi-Annual Report

October 31, 2010

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

(formerly Evergreen Income Advantage Fund)

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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Contents

Letter to Shareholders	2

Portfolio of Investments	5

Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20

Notes to Financial Statements	21

Other Information	26

Automatic Dividend Reinvestment Plan	32

List of Abbreviations	33
The views expressed are as of October 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Income Opportunities Fund.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

2 Wells Fargo Advantage Income Opportunities Fund	Letter to Shareholders
Karla M. Rabusch, President Wells Fargo Advantage Funds
Despite the heightened market volatility during the period, we believe that the advance in the financial markets since early 2009 underscores the importance of maintaining a disciplined focus on a long-term investment strategy.
Dear Valued Shareholder:
We are pleased to provide you with this semiannual report for the Wells Fargo Advantage Income Opportunities Fund for the six-month period that ended October 31, 2010. The period could be described as a roller-coaster ride, both on the economic front and across the financial markets. While several key economic indicators gathered strength entering the period, many moderated throughout much of the period. In turn, the financial markets, which had built upon the impressive rally of late 2009 and early 2010, gave back some of those gains as volatility returned during the summer months. Despite the heightened market volatility during the period, we believe that the advance in the financial markets since early 2009 underscores the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing out on potential periods of strong recovery.
Economic growth turned positive after severe contraction.
Economic growth modestly improved throughout the period, as the economy continued to slowly recover from the deepest recession since the 1930s. As an example, gross domestic product (GDP), which contracted for four consecutive quarters between late 2008 and late 2009—something not seen in at least 60 years—remained positive throughout the past six months. After turning positive for the third quarter of 2009, GDP growth was 3.7% and 1.7% in the first and second quarters of 2010, respectively. Recently, the National Bureau of Economic Research declared that the recession that began in December 2007 ended in June 2009. In spite of these indicators that the economy is growing, many market participants and economists continue to question the sustainability of the current recovery.
The unemployment rate edged down but remained elevated.
Employment data turned positive early in the period, softened over the summer months, and improved at the end of the reporting period. More specifically, the unemployment rate, which peaked at 10.1% in October 2009, its highest level in more than 25 years, edged down to 9.6% in October 2010. After U.S. employers added 313,000 workers in April and 433,000 workers in May, the economy lost an average of 103,000 each month from June through August. While some of the decline in payroll employment over the summer was a result of the end of temporary government employees working on Census 2010, jobs increased by 64,000 and 159,000 in September and October, respectively.
Other economic data were mixed, further illustrating the roller-coaster trend during the period and raising some concerns about the potential sustainability of the recovery. Retail sales were strong in April 2010 but then declined through most of the summer before rising again in September and October on the strength of increased auto sales. Consumer confidence continued to weaken during the final months of the period as consumers remained concerned about income, job prospects, and the potential effects of the midterm elections on fiscal

Letter to Shareholders	Wells Fargo Advantage Income Opportunities Fund 3
and tax policy. New and existing home sales, perceived by many as the key to a sustainable, long-term recovery, also reported mixed results over the year. The rate of home sales, which modestly improved in the spring, weakened during the summer. However, the rate of new home sales remained unchanged from August to September.
The Federal Reserve continued to focus on economic stimulus.
Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the period, which indicates that the trillions of dollars of government stimulus added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate between 0% and 0.25%—a level it first targeted in December 2008.
In recent months, the FOMC’s official statements have noted a continuation of the economic recovery and gradual improvement in the labor market. The FOMC has also cited increases in both household and business spending. However, it has also noted that unemployment remains high and credit continues to be tight, reiterating that it is likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.
Market returns were a roller coaster.
The riskier asset classes, notably equities and high-yield corporate bonds, saw a significant shift in sentiment during the period. The strong rally that began in 2009 continued through April 2010, but growing concerns about the strength of global economic growth resulted in a rapid correction between May and August. However, the U.S. equity and high-yield markets enjoyed a significant rebound in September and October.
During the period, the high-yield corporate market posted the best returns among all domestic fixed-income markets. After an impressive beginning to 2010, supported by improving investor sentiment, the lowest credit-quality tiers, CCC-rated1 and lower, struggled along with equities during the correction over the summer months. However, the lower-quality segments of the non-investment-grade markets rallied during the last two months of the reporting period to lead every segment of the fixed-income market.
Since the beginning of the year, within the high-yield universe, BB-rated corporates have performed nearly as well as their lower-quality counterparts. Clearly, the trend has been that CCCs have underperformed during market corrections and outperformed during rallies. By comparison, over the past six months and year to date, high yield has outperformed both Treasuries and investment-grade corporates.
During the period, the high-yield corporate market posted the best returns among all domestic fixed-income markets.

1.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

4 Wells Fargo Advantage Income Opportunities Fund	Letter to Shareholders
For the full six-month period, the Barclays Capital U.S. Corporate High Yield Bond Index2 advanced 6.9%, the Barclays Capital U.S. Treasury Index3 returned 6.3%, and the broad investment-grade Barclays Capital U.S. Aggregate Bond Index4 returned 5.3%.
Our long-term strategy remains focused on attractive risk-to-reward opportunities.
As always, our long-term strategy is to focus on issues where we feel the risk-to-reward relationship is attractive. Our perspective is not to simply identify attractive risk-to-reward profiles for the short run but, ideally, through the maturity of the issue, regardless of if we hold the bond through its maturity date.
Within the Wells Fargo Advantage Income Opportunities Fund, positioning remains primarily focused on credits that are rated B and higher, with a focus on companies that generate free cash flow and have the ability to deleverage absent market liquidity conditions. The current environment has been very supportive of lower-quality issues, as liquidity has been abundant and refinancing debt has been easy. We believe that the risks of weaker credits are no longer being appropriately compensated and, with interest rates at extremely low levels, interest-rate sensitivity is not being fully compensated for the risk either. Therefore, the holdings have been gradually positioned away from interest-rate-sensitive issues and instead positioned higher in quality.
Don’t let short-term volatility derail long-term investment goals.
The period saw renewed volatility and a correction across the global financial markets. However, we believe that the significant rebound experienced over the past 18 months underscores the importance of maintaining a focus on long-term investment goals through periods of volatility so investors don’t miss potential periods of strong recovery.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our website at wellsfargo.com/advantagefunds.
Sincerely,

Karla M. Rabusch
President
Wells Fargo Advantage Funds

2.	The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

3.	Barclays Capital U.S. Treasury Index contains public obligations of the U.S. Treasury with a remaining maturity of one year or more. You cannot invest directly in an index.

4.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

Portfolio of Investments—October 31, 2010 (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 5

Principal	Security Name	Interest Rate	Maturity Date	Value
Corporate Bonds and Notes: 112.80%

Consumer Discretionary: 17.81%

Auto Components: 1.73%
$4,455,000	Cooper Tire & Rubber Company	7.63%	03/15/2027	$4,187,700
6,830,000	Goodyear Tire & Rubber Company	10.50	05/15/2016	7,820,350

				12,008,050

Diversified Consumer Services: 3.13%
4,055,000	Carriage Services Incorporated	7.88	01/15/2015	4,095,550
9,376,000	Service Corporation International	7.50	04/01/2027	9,258,800
880,000	Service Corporation International	8.00	11/15/2021	959,200
100,000	Service Corporation International Series WI	7.00	06/15/2017	106,500
6,550,000	StoneMor Partners LP	10.25	12/01/2017	7,254,125

				21,674,175

Hotels, Restaurants & Leisure: 3.33%
1,900,000	Ameristar Casinos Incorporated	9.25	06/01/2014	2,056,750
1,030,000	Boyd Gaming Corporation	7.75	12/15/2012	1,035,150
2,525,000	Chukchansi Economic Development Authority	4.12	11/15/2012	1,603,375
1,025,000	Dineequity Incorporated	9.50	10/30/2018	1,091,625
6,262,000	Greektown Superholdings Incorporated	13.00	07/01/2015	6,903,855
2,880,000	Pinnacle Entertainment Incorporated	7.50	06/15/2015	2,865,600
1,130,000	Scientific Games Corporation††	9.25	06/15/2019	1,233,113
665,000	Shingle Springs Tribal Gaming Authority††	9.38	06/15/2015	452,200
2,075,000	Speedway Motorsports Incorporated	8.75	06/01/2016	2,261,750
3,250,000	Yonkers Racing Corporation	11.38	07/15/2016	3,558,750

				23,062,168

Household Durables: 0.03%
149,000	Sealy Mattress Corporation††	10.88	04/15/2016	170,419

Internet & Catalog Retail: 0.15%
990,000	QVC Incorporated††	7.50	10/01/2019	1,064,250

Media: 7.57%
1,200,000	AMC Entertainment Incorporated	8.75	06/01/2019	1,285,500
2,975,000	Cablevision Systems Corporation††	8.63	09/15/2017	3,358,031
14,756,015	CCH II Capital Corporation	13.50	11/30/2016	17,670,304
940,000	CCO Holdings LLC††	8.13	04/30/2020	1,015,200
2,290,000	Charter Communications Incorporated Step Bondºº††	8.00	04/30/2012	2,435,988
11,640,000	Charter Communications Incorporated Step Bondºº††	10.88	09/15/2014	13,269,600
2,260,000	DISH DBS Corporation	7.88	09/01/2019	2,477,525
1,275,000	Gray Television Incorporated	10.50	06/29/2015	1,330,781
775,000	LIN Television Corporation†	8.38	04/15/2018	830,219
4,475,000	Regal Cinemas Corporation	8.63	07/15/2019	4,777,063
2,575,000	Salem Communications Corporation	9.63	12/15/2016	2,813,188
250,000	Sirius XM Radio Incorporated††	9.75	09/01/2015	280,313
815,000	Sirius XM Radio Incorporated††	13.00	08/01/2013	971,888
2,325,000	Young Broadcasting Incorporated^^	8.75	03/01/2011	23
3,619,000	Young Broadcasting Incorporated^^	10.00	01/15/2014	36

				52,515,659

6 Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—October 31, 2010 (Unaudited)

Principal	Security Name	Interest Rate	Maturity Date	Value
Multiline Retail: 0.19%
$1,270,000	Saks Incorporated	9.88%	10/01/2011	$1,339,850

Specialty Retail: 1.05%
6,550,000	American Achievement Corporation††	8.25	04/01/2012	6,550,000
700,000	Rent-A-Center Incorporated	6.63	11/15/2020	707,000

				7,257,000

Textiles, Apparel & Luxury Goods: 0.63%
3,850,000	Oxford Industries Incorporated	11.38	07/15/2015	4,379,375

Consumer Staples: 1.78%

Beverages: 0.04%
250,000	Cott Beverages Incorporated††	8.38	11/15/2017	271,250

Food Products: 1.74%
3,075,000	Dole Food Company Incorporated††	13.88	03/15/2014	3,793,781
3,035,000	Smithfield Foods Incorporated	7.00	08/01/2011	3,137,431
4,465,000	Smithfield Foods Incorporated††	10.00	07/15/2014	5,145,913

				12,077,125

Energy: 15.37%

Energy Equipment & Services: 3.41%
2,210,000	Bristow Group Incorporated	7.50	09/15/2017	2,292,875
3,395,000	Gulfmark Offshore Incorporated	7.75	07/15/2014	3,454,413
4,110,000	Hercules Offshore Incorporated††	10.50	10/15/2017	3,185,250
5,325,000	Hornbeck Offshore Services Incorporated Series B	6.13	12/01/2014	5,325,000
4,920,000	Hornbeck Offshore Services Incorporated Series B	8.00	09/01/2017	4,987,650
205,000	Offshore Logistics Incorporated	6.13	06/15/2013	207,050
860,000	Parker Drilling Company††	9.13	04/01/2018	903,000
3,000,000	PHI Incorporated	8.63	10/15/2018	3,022,500
210,000	Pride International Incorporated	8.50	06/15/2019	254,888

				23,632,626

Oil, Gas & Consumable Fuels: 11.96%
1,185,000	Alon Refining Krotz Springs Incorporated	13.50	10/15/2014	1,155,375
5,085,000	Chesapeake Energy Corporation	9.50	02/15/2015	5,898,600
200,000	Cloud Peak Enrgy Resources LLC	8.25	12/15/2017	217,500
250,000	Cloud Peak Enrgy Resources LLC	8.50	12/15/2019	275,000
1,275,000	Coffeyville Resources Incorporated	9.00	04/01/2015	1,367,438
2,665,000	Consol Energy Incorporated††	8.25	04/01/2020	2,971,475
955,000	El Paso Corporation	6.50	09/15/2020	996,295
325,000	El Paso Corporation	6.88	06/15/2014	352,146
375,000	El Paso Corporation	7.00	06/15/2017	408,764
450,000	El Paso Corporation	7.25	06/01/2018	499,298
1,820,000	El Paso Corporation	7.42	02/15/1937	1,783,261
3,050,000	El Paso Corporation	7.80	08/01/1931	3,263,219
1,925,000	El Paso Corporation	7.75	01/15/1932	2,061,429
3,250,000	Energy Transfer Equity LP	7.50	10/15/2020	3,542,500
1,300,000	Ferrellgas Partners LP	9.13	10/01/2017	1,436,500
1,870,000	Forest Oil Corporation	7.25	06/15/2019	1,965,838
1,115,000	Forest Oil Corporation	8.50	02/15/2014	1,234,863
1,000,000	Griffin Coal Mining Company Limited^^	9.50	12/01/2016	605,000

Portfolio of Investments—October 31, 2010 (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 7

Principal	Security Name	Interest Rate	Maturity Date	Value
Oil, Gas & Consumable Fuels (continued)
$4,265,000	Holly Corporation††	9.88%	06/15/2017	$4,670,175
1,185,000	Newfield Exploration Company	6.88	02/01/2020	1,264,988
8,705,000	Peabody Energy Corporation	7.88	11/01/2026	9,836,650
215,000	Penn Virginia Corporation	10.38	06/15/2016	236,500
2,045,000	Petrohawk Energy Corporation	7.88	06/01/2015	2,167,700
1,065,000	Petrohawk Energy Corporation	10.50	08/01/2014	1,216,763
3,170,000	Pioneer Natural Resources Company	7.50	01/15/2020	3,570,368
6,380,000	Plains Exploration & Production Company	8.63	10/15/2019	7,081,800
475,000	Regency Energy Partners LP	6.88	12/01/2018	497,563
2,700,000	Sabine Pass LNG LP	7.50	11/30/2016	2,494,125
4,940,000	Sabine Pass LNG LP	7.25	11/30/2013	4,754,750
5,870,000	SandRidge Energy Incorporated††	8.75	01/15/2020	6,104,800
2,450,000	Ship Finance International Limited	8.50	12/15/2013	2,489,813
1,450,000	Stallion Oilfield Holdings Incorporated††	10.50	02/15/2015	1,522,500
300,000	Suburban Propane Partners LP	7.38	03/15/2020	319,125
2,185,000	Tesoro Corporation	9.75	06/01/2019	2,425,350
2,235,000	Tesoro Corporation	7.50	07/17/2012	2,230,038

				82,917,509

Financials: 24.35%

Capital Markets: 2.06%
1,675,000	E*TRADE Financial Corporation	7.38	09/15/2013	1,664,531
9,741,000	E*TRADE Financial Corporation@	12.50	11/30/2017	11,275,208
1,320,000	Penson Worldwide Incorporated	12.50	05/15/2017	1,310,100

				14,249,839

Commercial Banks: 0.93%
4,375,000	CapitalSource Incorporated††	12.75	07/15/2014	5,162,500
1,575,000	Emigrant Bancorp Incorporated	6.25	06/15/2014	1,312,070

				6,474,570

Consumer Finance: 15.59%
375,000	American General Finance Corporation	5.75	09/15/2016	300,938
400,000	American General Finance Corporation	6.50	09/15/2017	319,000
2,725,000	American General Finance Corporation	5.40	12/01/2015	2,214,063
3,100,000	American General Finance Corporation	6.90	12/15/2017	2,580,750
1,600,000	Blue Acquisition Sub Incorporated	9.88	10/15/2018	1,724,000
1,900,000	Calpine Construction Finance Corporation	8.00	06/01/2016	2,056,750
2,350,000	CIT Group Incorporated	7.00	05/01/2014	2,361,750
17,134,313	CIT Group Incorporated	7.00	05/01/2013	17,348,492
2,280,000	Clearwire Communications Finance Corporation††	12.00	12/01/2015	2,530,800
3,140,000	Clearwire Communications Finance Corporation††	12.00	12/01/2015	3,477,550
3,865,000	Ford Motor Credit Company	9.88	08/10/2011	4,096,838
130,000	GMAC LLC	6.88	09/15/2011	134,225
2,862,000	GMAC LLC	6.88	08/28/2012	3,005,100
2,344,000	GMAC LLC	6.75	12/01/2014	2,455,340
6,855,000	GMAC LLC	7.50	12/31/2013	7,334,850
1,495,000	GMAC LLC	8.00	11/01/2031	1,626,898
2,994,111	Homer City Funding LLC	8.73	10/01/2026	2,709,670
2,875,000	International Lease Finance Corporation	4.75	01/13/2012	2,907,344
1,700,000	International Lease Finance Corporation††	8.63	09/15/2015	1,912,500
4,170,000	International Lease Finance Corporation	5.30	05/01/2012	4,232,550
865,000	International Lease Finance Corporation	6.38	03/25/2013	890,950
2,050,000	International Lease Finance Corporation Series MTN	5.75	06/15/2011	2,073,063

8 Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—October 31, 2010 (Unaudited)

Principal	Security Name	Interest Rate	Maturity Date	Value
Consumer Finance (contintued)
$8,465,000	JBS USA Finance Incorporated	11.63%	05/01/2014	$9,999,281
1,700,000	LBI Escrow Corporation††	8.00	11/01/2017	1,861,500
4,555,000	Level 3 Financing Incorporated††	10.00	02/01/2018	4,361,413
675,000	Nielsen Finance LLC Company	7.75	10/15/2018	699,469
1,800,000	Nielsen Finance LLC Company	11.50	05/01/2016	2,070,000
105,000	Nielsen Finance LLC Company Senior Discount Note Step Bondºº	12.25	08/01/2016	106,969
9,875,000	Sprint Capital Corporation	6.88	11/15/2028	9,307,188
4,725,000	Sprint Capital Corporation	6.90	05/01/2019	4,831,313
6,133,000	Sprint Capital Corporation	8.38	03/15/2012	6,554,644

				108,085,198

Diversified Financial Services: 2.34%
385,000	AAC Group Holding Corporation	10.25	10/01/2012	384,038
1,300,000	Hub International Holdings Incorporated††	10.25	06/15/2015	1,303,250
7,815,000	Leucadia National Corporation	8.13	09/15/2015	8,528,119
2,495,000	Nuveen Investments Incorporated	10.50	11/15/2015	2,607,275
4,000,000	Nuveen Investments Incorporated	5.50	09/15/2015	3,400,000

				16,222,682

Real Estate Investment Trusts: 2.83%
11,580,000	Dupont Fabros Technology Incorporated††	8.50	12/15/2017	12,535,350
490,000	Host Marriott Corporation††	9.00	05/15/2017	552,475
3,260,000	Omega Healthcare Investors Incorporated	7.00	04/01/2014	3,325,200
1,525,000	Omega Healthcare Investors Incorporated	6.75	10/15/2022	1,578,375
1,560,000	Ventas Incorporated	9.00	05/01/2012	1,665,075

				19,656,475

Thrifts & Mortgage Finance: 0.60%
4,020,000	Provident Funding Associates LP††	10.25	04/15/2017	4,180,800

Health Care: 4.13%

Health Care Equipment & Supplies: 0.76%
1,215,000	Biomet Incorporated@	10.38	10/15/2017	1,354,725
3,485,000	Biomet Incorporated	11.63	10/15/2017	3,924,981

				5,279,706

Health Care Providers & Services: 2.89%
2,440,000	Apria Healthcare Group††	11.25	11/01/2014	2,693,150
1,830,000	HCA Incorporated	7.88	02/01/2011	1,852,875
6,745,000	HCA Incorporated	9.25	11/15/2016	7,301,463
3,732,000	HCA Incorporated@	9.63	11/15/2016	4,058,550
250,000	HCA Incorporated††	8.50	04/15/2019	281,250
750,000	Healthsouth Corporation	7.25	10/01/2018	781,875
750,000	Healthsouth Corporation	7.75	09/15/2022	792,188
900,000	Omnicare Incorporated	6.88	12/15/2015	922,500
1,325,000	Sabra Health Care Corporation	8.13	11/01/2018	1,371,375

				20,055,226

Life Sciences Tools & Services: 0.22%
1,445,000	Community Health Systems Incorporated Series WI	8.88	07/15/2015	1,546,150

Portfolio of Investments—October 31, 2010 (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 9

Principal	Security Name	Interest Rate	Maturity Date	Value
Pharmaceuticals: 0.26%
$650,000	Mylan Incorporated	7.63%	07/15/2017	$715,000
950,000	Mylan Incorporated	7.88	07/15/2020	1,059,250

				1,774,250

Industrials: 10.80%

Aerospace & Defense: 3.87%
4,470,000	Alliant Techsystems Incorporated	6.75	04/01/2016	4,637,625
800,000	Digitalglobe Incorporated††	10.50	05/01/2014	904,000
1,030,000	GenCorp Incorporated	9.50	08/15/2013	1,050,600
1,140,000	GeoEye Incorporated††	9.63	10/01/2015	1,269,675
3,265,000	Hexcel Corporation	6.75	02/01/2015	3,322,138
2,570,000	Kratos Defense & Security Solutions Incorporated	10.00	06/01/2017	2,852,700
5,585,000	L-3 Communications Holdings Incorporated	5.88	01/15/2015	5,696,700
5,506,000	L-3 Communications Holdings Incorporated	6.38	10/15/2015	5,671,180
1,445,000	Wyle Services Corporation††	10.50	04/01/2018	1,434,163

				26,838,781

Commercial Services & Supplies: 3.14%
4,385,000	Casella Waste Systems Incorporated††	11.00	07/15/2014	4,850,906
1,840,000	Corrections Corporation of America	6.25	03/15/2013	1,858,400
2,035,000	Corrections Corporation of America	7.75	06/01/2017	2,213,063
250,000	Energy Solutions Incorporated LLC	10.75	08/15/2018	273,125
2,205,000	Geo Group Incorporated††	7.75	10/15/2017	2,406,206
550,000	Interface Incorporated	11.38	11/01/2013	638,000
3,520,000	Iron Mountain Incorporated	8.38	08/15/2021	3,946,800
2,125,000	KAR Holdings Incorporated	4.47	05/01/2014	1,986,875
400,000	KAR Holdings Incorporated	10.00	05/01/2015	423,000
3,050,000	SGS International Incorporated	12.00	12/15/2013	3,187,250

				21,783,625

Machinery: 1.17%
1,440,000	Cleaver-Brooks Incorporated††	12.25	05/01/2016	1,512,000
940,000	Commercial Vehicle Group Incorporated	8.00	07/01/2013	855,400
4,888,161	Commercial Vehicle Group Incorporated@††	13.00	02/15/2013	5,010,365
700,000	Titan International Incorporated	7.88	10/01/2017	728,000

				8,105,765

Professional Services: 0.56%
230,000	Affinia Group Incorporated††	10.75	08/15/2016	255,588
500,000	Brickman Group Holdings	9.13	11/01/2018	515,000
450,000	Interactive Data Corporation	10.25	08/01/2018	492,188
3,050,000	NCO Group Incorporated	11.88	11/15/2014	2,592,500

				3,855,276

Road & Rail: 1.89%
8,285,000	Kansas City Southern	8.00	06/01/2015	8,947,800
1,184,000	Kansas City Southern	13.00	12/15/2013	1,432,640
2,475,000	RailAmerica Incorporated	9.25	07/01/2017	2,741,063

				13,121,503

Transportation Infrastructure: 0.17%
1,190,000	United Maritime Group††	11.75	06/15/2015	1,188,513

10 Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—October 31, 2010 (Unaudited)

Principal	Security Name	Interest Rate	Maturity Date	Value
Information Technology: 8.35%

Communications Equipment: 0.46%
$585,000	EchoStar DBS Corporation	7.13%	02/01/2016	$620,100
3,100,000	Lucent Technologies Incorporated	6.45	03/15/2029	2,588,500

				3,208,600

Electronic Equipment & Instruments: 4.86%
3,750,000	GCI Incorporated	7.25	02/15/2014	3,825,000
2,820,000	Intcomex Incorporated††	13.25	12/15/2014	2,985,675
13,532,000	Jabil Circuit Incorporated	8.25	03/15/2018	15,866,270
3,380,000	Kemet Corporation††	10.50	05/01/2018	3,718,000
4,240,000	SunGard Data Systems Incorporated	10.25	08/15/2015	4,467,900
2,530,000	Viasystem Group Incorporated††	12.00	01/15/2015	2,830,438

				33,693,283

Internet Software & Services: 0.89%
2,125,000	Equinix Incorporated	8.13	03/01/2018	2,252,500
3,395,000	Terremark Worldwide Incorporated††	12.00	06/15/2017	3,895,763

				6,148,263

IT Services: 1.84%
895,000	First Data Corporation	9.88	09/24/2015	756,275
4,466,640	First Data Corporation@	10.55	09/24/2015	3,774,311
1,450,000	First Data Corporation	11.25	03/31/2016	1,054,875
2,835,000	iPayment Incorporated	9.75	05/15/2014	2,679,075
1,065,000	Unisys Corporation	12.50	01/15/2016	1,192,800
1,600,000	Unisys Corporation††	12.75	10/15/2014	1,928,000
1,155,000	Unisys Corporation††	14.25	09/15/2015	1,391,775

				12,777,111

Semiconductors & Semiconductor Equipment: 0.30%
2,025,000	Advanced Micro Devices Incorporated	5.75	08/15/2012	2,070,563

Materials: 6.67%

Chemicals: 1.49%
500,000	Chemtura Corporation	7.88	09/01/2018	540,000
2,855,000	Huntsman International LLC††	5.50	06/30/2016	2,837,156
4,807,125	Lyondell Chemical Company	11.00	05/01/2018	5,383,980
1,300,000	Solutia Incorporated	7.88	03/15/2020	1,434,875
150,000	Vertellus Specialties Incorporated	9.38	10/01/2015	161,438

				10,357,449

Construction Materials: 1.76%
1,480,000	CPG International Incorporated±	7.50	07/01/2012	1,480,000
3,415,000	CPG International Incorporated	10.50	07/01/2013	3,500,375
3,025,000	CPG International Incorporated	10.63	09/01/2014	3,267,000
3,725,000	Headwaters Incorporated	11.38	11/01/2014	3,948,500

				12,195,875

Portfolio of Investments—October 31, 2010 (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 11

Principal	Security Name	Interest Rate	Maturity Date	Value
Containers & Packaging: 1.29%
$5,780,000	Exopack Holding Corporation	11.25%	02/01/2014	$6,011,200
350,000	Graham Packaging Company Incorporated††	8.25	01/01/2017	363,125
2,450,000	Graham Packaging Company Incorporated	9.88	10/15/2014	2,541,875

				8,916,200

Metals & Mining: 1.23%
2,055,000	California Steel Industries Incorporated	6.13	03/15/2014	2,039,588
5,725,000	Freeport-McMoRan Copper & Gold Incorporated	8.38	04/01/2017	6,476,406
5,985,000	Indalex Holdings Corporation^^	11.50	02/01/2014	46,683

				8,562,677

Paper & Forest Products: 0.90%
1,175,000	Clearwater Paper Corporation††	10.63	06/15/2016	1,354,188
1,775,000	Georgia-Pacific Corporation††	7.00	01/15/2015	1,852,656
2,430,000	Georgia-Pacific Corporation	8.88	05/15/2031	3,043,575

				6,250,419

Telecommunication Services: 11.69%

Diversified Telecommunication Services: 7.06%
510,000	Cincinnati Bell Incorporated	8.25	10/15/2017	517,650
9,580,000	Citizens Communications Company	7.88	01/15/2027	10,011,100
2,550,000	FairPoint Communications Incorporated	10.88	04/01/2017	2,715,750
1,980,000	Frontier Communications Corporation	8.13	10/01/2018	2,257,200
4,455,000	Frontier Communications Corporation	8.25	04/15/2017	5,078,700
1,000,000	Frontier Communications Corporation	8.50	04/15/2020	1,155,000
1,200,000	GCI Incorporated	8.63	11/15/2019	1,320,000
345,000	Global Crossing Limited††	12.00	09/15/2015	394,163
440,000	Qwest Corporation	7.63	08/03/2021	459,800
7,340,000	Qwest Corporation	8.88	03/15/2012	8,055,650
3,260,000	Qwest Corporation	7.50	06/15/2023	3,276,300
1,090,000	SBA Telecommunications Incorporated††	8.00	08/15/2016	1,201,725
485,000	SBA Telecommunications Incorporated††	8.25	08/15/2019	545,625
2,015,000	U.S. West Communications Incorporated	7.13	11/15/2043	1,999,888
2,755,000	U.S. West Communications Incorporated	7.25	09/15/2025	3,002,950
1,055,000	West Corporation	9.50	10/15/2014	1,105,113
5,380,000	Windstream Corporation	7.88	11/01/2017	5,877,650

				48,974,264

Wireless Telecommunication Services: 4.63%
450,000	CC Holdings LLC	7.75	05/01/2017	505,125
2,585,000	Cricket Communications Incorporated	9.38	11/01/2014	2,707,788
1,305,000	Cricket Communications Incorporated	7.75	05/15/2016	1,406,138
165,000	Crown Castle International Corporation	7.13	11/01/2019	181,500
650,000	Crown Castle International Corporation	9.00	01/15/2015	726,375
1,325,000	Intelsat Limited	9.25	06/15/2016	1,417,750
465,000	Intelsat Limited	11.25	06/15/2016	506,269
4,155,000	Intelsat Limited	8.50	01/15/2013	4,191,356
2,607,559	iPCS Incorporated@±	3.72	05/01/2014	2,516,294
675,000	MetroPCS Wireless Incorporated	7.88	09/01/2018	723,938
3,020,000	MetroPCS Wireless Incorporated	9.25	11/01/2014	3,163,450
7,935,000	Nextel Communications Incorporated Series D	7.38	08/01/2015	7,964,756
6,065,000	Nextel Communications Incorporated Series F	5.95	03/15/2014	6,087,744

				32,098,483

12 Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—October 31, 2010 (Unaudited)

Principal	Security Name	Interest Rate	Maturity Date	Value
Utilities: 11.41%

Electric Utilities: 5.61%
$14,996,000	Aquila Incorporated Step Bondºº	11.88%	07/01/2012	$17,244,905
140,000	Edison Mission Energy	7.00	05/15/2017	103,250
2,935,000	Edison Misson Energy	7.20	05/15/2019	2,113,200
1,612,002	Energy Future Holdings Corporpation@	12.00	11/01/2017	1,039,741
250,000	Mirant Americas Generation LLC	8.50	10/01/2021	245,000
7,560,525	Mirant Mid-Atlantic LLC Series C	10.06	12/30/2028	8,411,084
5,280,000	Mirant North America LLC	7.38	12/31/2013	5,418,600
3,985,000	Otter Tail Corporation	9.00	12/15/2016	4,318,744

				38,894,524

Gas Utilities: 0.14%
550,000	AmeriGas Partners LP	7.13	05/20/2016	573,375
400,000	Amerigas Partners LP	7.25	05/20/2015	413,000

				986,375

Independent Power Producers & Energy Traders: 5.66%
2,045,000	AES Corporation	8.88	02/15/2011	2,073,119
7,194,000	Calpine Corporation	7.25	10/15/2017	7,481,760
4,850,000	Dynegy Holding Incorporated	7.63	10/15/2026	2,910,000
1,440,000	NRG Energy Incorporated	7.25	02/01/2014	1,474,200
3,825,000	NRG Energy Incorporated	7.38	02/01/2016	3,982,781
3,950,000	NRG Energy Incorporated	7.38	01/15/2017	4,117,875
3,675,000	NRG Energy Incorporated	8.50	06/15/2019	3,932,250
8,390,000	RRI Energy Incorporated	6.75	12/15/2014	8,568,288
1,020,000	RRI Energy Incorporated	7.63	06/15/2014	1,027,650
75,000	RRI Energy Incorporated	7.88	06/15/2017	69,375
2,617,955	RRI Energy Incorporated	9.24	07/02/2017	2,761,942
780,000	RRI Energy Incorporated	9.68	07/02/2026	834,600

				39,233,840

Total Corporate Bonds & Notes (Cost $731,588,564)				779,155,741

Yankee Corporate Bonds and Notes: 3.01%

Energy: 1.18%

Oil, Gas and Consumable Fuels: 1.18%
1,610,000	Connacher Oil & Gas Limited††	10.25	12/15/2015	1,605,975
360,000	Connacher Oil & Gas Limited††	11.75	07/15/2014	388,800
7,306,000	Griffin Coal Mining Company Limited††^^	9.50	12/31/2049	4,420,130
1,115,000	OPTI Canada Incorporated	7.88	12/15/2014	836,250
905,000	RDS Ultra-Deepwater Limited††	11.88	03/15/2017	950,250
				8,201,405

Financials: 0.80%

Consumer Finance: 0.36%
2,205,000	Wind Acquisition Finance SA††	11.75	07/15/2017	2,513,700

Diversified Financial Services: 0.44%
2,074,500	FMG Finance Property Limited††	10.63	09/01/2016	3,059,888
1,540,000	Preferred Term Securities XII Limited±^^(i)	1.17	12/24/2033	462

				3,060,350

Portfolio of Investments—October 31, 2010 (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 13

Principal	Security Name	Interest Rate	Maturity Date	Value
Materials: 0.77%

Metals & Mining: 0.17%
$630,000	Novelis Incorporated	7.25%	02/15/2015	$649,688
500,000	Vedanta Resources plc	9.50	07/18/2018	537,350

				1,187,038

Paper & Forest Products: 0.60%
715,000	PE Paper Escrow GmbH††	12.00	08/01/2014	829,278
1,265,000	Sappi Limited††	6.75	06/15/2012	1,280,794
2,355,000	Sappi Limited††	7.50	06/15/2032	2,003,596

				4,113,668

Telecommunication Services: 0.26%

Wireless Telecommunication Services: 0.26%
870,000	Digicel Group Limited††	12.00	04/01/2014	1,018,988
690,000	Telesat Canada Incorporated	11.00	11/01/2015	774,525

				1,793,513

Total Yankee Corporate Bonds and Notes (Cost $18,464,649)				20,869,674

Convertible Debenture: 0.43%

Information Technology: 0.43%
3,225,000	Lucent Technologies Incorporated Series B	2.88	06/15/2025	3,007,313

Total Convertible Debentures (Cost $2,343,229)				3,007,313

Shares		Yield
Preferred Stocks: 1.39%

Diversified Financial Services: 1.39%
8,820,000	Ally Financial Incorporated	8.30	9,613,800

Total Preferred Stocks (Cost $8,779,684)			9,613,800

Investment Companies: 0.49%
124,208	Dreyfus High Yield Strategies Fund Incorporated		576,325
85,251	Eaton Vance Limited Duration Income Trust		1,421,987
29,726	LMP Corporate Loan Fund Incorporated		337,985
100,438	New America High Income Fund Incorporated		1,065,647

Total Investment Companies (Cost $1,731,855)			3,401,944

Principal		Interest Rate
Term Loans: 8.41%
$2,615,238	Blackstone Group LP±	7.75	11/02/2014	2,667,542
237,670	Capital Automotive±	2.01	12/16/2010	236,111
6,512,215	Capital Automotive^±	2.76	12/14/2012	6,428,077
4,414,551	Coinmach Corporation±	3.35	11/20/2014	3,832,934
11,732,499	Fairpoint Communications Incorporated	NA	03/31/2015	7,620,024
825,580	Federal Mogul Corporation ±	2.20	12/29/2014	731,324
821,214	Federal Mogul Corporation±	2.20	12/28/2015	727,456
900,000	First Data Corporation^	NA	09/24/2014	808,965
1,895,128	Gray Television±	3.76	12/31/2014	1,833,537
3,195,103	Local TV Finance LLC±	2.29	05/07/2013	2,979,434
1,957,236	Merisant Company±	7.50	01/08/2014	1,760,298
550,000	Metaldyne Company LLC±	7.75	10/28/2016	556,875

14 Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—October 31, 2010 (Unaudited)

Principal	Security Name	Interest Rate	Maturity Date	Value
Term Loans (continued)
$2,700,000	NCO Group Incorporated±	7.43%	11/15/2013	$2,603,259
5,920,000	Newsday LLC^	NA	08/01/2013	6,331,914
501,263	Panolam Industries International±	8.25	12/31/2013	456,149
2,735,885	Realogy Corporation±	3.26	10/10/2013	2,501,639
2,375,000	Sugarhouse HSP Gaming Properties LP^	NA	09/23/2014	2,413,594
17,771,401	TXU Energy Company LLC^	NA	10/10/2014	13,807,668

Total Term Loans (Cost $58,005,213)				58,296,800

Shares		Yield
Short-Term Investments: 5.51%

Investment Companies: 5.51%
38,248,074	Wells Fargo Advantage Money Market Trust##(l)(u)	0.19	38,248,074

Total Short-Term Investments (Cost $38,248,074)			38,248,074

Total Investments in Securities (Cost $859,161,268)*	131.61%	912,593,346

Other Assets and Liabilities, Net	(31.61)	(219,199,005)

Total Net Assets	100.00%	$693,394,341

##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

^	All or a portion of the position represents an unfunded loan commitment.

ºº	Stepped coupon bond. Interest rate presented is stated yield.

@	Payment-in-kind (PIK) securities are securities in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(l)	Investment in an affiliate.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

^^	This security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $863,976,600 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$65,075,975
Gross unrealized depreciation	(16,459,229)

Net unrealized appreciation	$48,616,746

Portfolio of Investments—October 31, 2010 (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 15
The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2010:

BBB	4.7%
BB	30.3%
B	47.8%
CCC	10.5%
NR	6.7%

100.0%

The following table shows the percent of total bonds based on effective maturity as of October 31, 2010:

Less than 1 year	9.8%
1 to 3 year(s)	32.2%
3 to 5 years	27.6%
5 to 10 years	20.7%
10 to 20 years	7.9%
20 to 30 years	1.8%

100.0%

The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage Income Opportunities Fund	Statement of Assets and Liabilities—October 31, 2010 (Unaudited)

Assets
Investments
In unaffiliated securities, at value	$874,345,272
In affiliated securities, at value	38,248,074

Total investments, at value (see cost below)	912,593,346
Receivable for investments sold	5,689,051
Dividend and interest receivable	19,062,552
Receivable from investment adviser	118,392
Prepaid expenses and other assets	9,172

Total assets	937,472,513

Liabilities
Dividends payable	5,951,232
Payable for investments purchased	7,502,928
Secured borrowing payable	230,076,661
Due to related parties	41,389
Accrued expenses and other liabilities	505,962

Total liabilities	244,078,172

Total net assets	$693,394,341

NET ASSETS CONSIST OF
Paid-in capital	$986,503,609
Overdistributed net investment income	(10,245,495)
Accumulated net realized losses on investments	(336,295,851)
Net unrealized gains on investments	53,432,078

Total net assets	$693,394,341

NET ASSET VALUE PER SHARE
Based on $693,394,341 divided by 70,014,611 common shares issued and outstanding (100,000,000 common shares authorized)	$9.90
Total investments, at cost	$859,161,268
The accompanying notes are an integral part of these financial statements.

Statement of Operations—For the Six Months Ended October 31, 2010 (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 17

Investment income
Interest*	$39,138,250
Dividends	233,656
Income from affiliated securities	39,390

Total investment income	39,411,296

Expenses
Investment advisory fee	2,670,276
Administration fee	222,523
Transfer agent fees	17,993
Trustees’ fees and expenses	7,346
Printing and postage expenses	69,793
Custodian and accounting fees	81,634
Professional fees	56,560
Secured borrowing fees	1,206,588
Auction agent fees	56,682
Interest expense	414,413
Other fees and expenses	103,856

Total expenses	4,907,664

Less
Fee waivers	(972,513)

Net expenses	3,935,151

Net investment income	35,476,145

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	7,767,904
Credit default swap transactions	21,483

Net realized gains on investments	7,789,387

Net change in unrealized gains (losses) on investments	7,501,137

Net realized and unrealized gains on investments	15,290,524
Dividends to preferred shareholders from net investment income	(38,826)

Net increase in net assets resulting from operations	$50,727,843

*Net of foreign withholding taxes of	$10,495
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage Income Opportunities Fund	Statements of Changes in Net Assets

	Six Months Ended
	October 31, 2010	Year Ended
	(Unaudited)	April 30, 2010

Operations
Net investment income	$35,476,145	$73,572,864
Net realized gains (losses) on investments	7,789,387	(5,728,116)
Net change in unrealized gains (losses) on investments	7,501,137	172,926,087
Distribution to preferred shareholders from net investment income	(38,826)	(587,625)

Net increase in net assets applicable to common shareholders resulting from operations	50,727,843	240,183,210

Distributions to common shareholders from
Net investment income	(35,637,088)	(74,825,971)
Tax basis return of capital	0	(4,367,686)

Total distributions to common shareholders	(35,637,088)	(79,193,657)

Capital share transactions
Net asset value of common shares issued under the
Automatic Dividend Reinvestment Plan	2,159,241	6,552,333

Total increase in net assets applicable to common shareholders	17,249,996	167,541,886

Net assets applicable to common shareholders
Beginning of period	676,144,345	508,602,459

End of period	$693,394,341	$676,144,345

Overdistributed net investment income	$(10,245,495)	$(6,068,113)

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows—For the Six Months Ended October 31, 2010 (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 19

Cash flows from operating activities:
Net increase in net assets resulting from operations	$50,727,843

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(382,873,381)
Proceeds from sales of investment securities	389,997,352
Paydowns	22,639,153
Amortization	(2,418,053)
Credit default swap payments received	21,483
Preferred Share distributions	38,826
Sale of short-term investment securities, net	(37,558,468)
Decrease in dividends and interest receivable	287,740
Decrease in receivable for investments sold	16,864,546
Increase in prepaid expenses and other assets	(9,172)
Increase in receivable from investment adviser	(118,392)
Decrease in payable for investments purchased	(11,175,270)
Decrease in advisory fee payable	(42,061)
Increase in due to other related parties	37,665
Increase in accrued expenses and other liabilities	244,148
Unrealized appreciation on unaffiliated securities	(7,501,137)
Amorization of prepaid structuring fee	1,063,234
Net realized gains on credit default swap transactions	(21,483)
Net realized gains on unaffiliated securities	(7,767,904)

Net cash provided by operating activities	32,436,669

Cash flows from financing activities:
Cash distributions paid on common shares	(33,458,612)
Cash distributions paid on Preferred Shares	(52,492)
Payment to investment adviser for secured borrowing	(1,063,234)
Increase in secured borrowing	196,063,148
Redemption of Preferred Shares	(196,000,000)

Net cash used in financing activities	(34,511,190)

Net decrease in cash	(2,074,521)

Cash:
Beginning of period	2,074,521

End of period	$0

Supplemental cash disclosure:
Cash paid for interest	$363,899

Supplemental non-cash financing disclosure:
Reinvestment of dividends	$2,159,241

The accompanying notes are an integral part of these financial statements.

20 Wells Fargo Advantage Income Opportunities Fund	Financial Highlights
(For a common share outstanding throughout each period)

	Six Months Ended
	October 31, 2010	Year Ended April 30,
	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.69	$7.37	$12.32	$14.26	$14.06	$14.41
Income from investment operations
Net investment income	0.451	1.061	1.351	1.641	1.621	1.591
Net realized and unrealized gains (losses) on investments	0.32	2.41	(4.91)	(1.85)	0.36	0.03
Distributions to Preferred Shareholders from
Net investment income	(0.05)	(0.01)	(0.08)	(0.37)	(0.37)	(0.26)
Net realized gains	0	0	0	0	0	(0.02)

Total from investment operations	0.72	3.46	(3.64)	(0.58)	1.61	1.34

Distributions to common shareholders from
Net investment income	(0.51)	(1.08)	(1.31)	(1.36)	(1.41)	(1.54)
Net realized gains	0	0	0	0	0	(0.15)
Tax basis return of capital	0	(0.06)[1]	0	0	0	0

Total distributions to common shareholders	(0.51)	(1.14)	(1.31)	(1.36)	(1.41)	(1.69)

Net asset value, end of period	$9.90	$9.69	$7.37	$12.32	$14.26	$14.06

Market value, end of period	$10.30	$9.63	$7.30	$11.71	$14.70	$14.17

Total return based on market value[2]	12.84%	49.84%	(25.48)%	(11.07)%	14.69%	11.91%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$693,394	$676,144	$508,602	$849,573	$980,054	$953,102
Liquidation value of Preferred Shares, end of period (thousands)	NA	$196,000	$196,000	$490,000	$490,000	$490,000
Asset coverage ratio, end of period	NA	394%	315%	272%	299%	294%
Ratios to average net assets applicable to common shareholders (annualized)
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	1.18%	1.13%	2.30%	1.21%	1.19%	1.19%
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	1.48%	1.79%	3.09%	1.21%	1.19%	1.19%
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	1.06%	1.11%	1.51%	1.21%	1.19%	1.19%
Interest expense[3]	0.12%	0.02%	0.79%	0.00%	0.00%	0.00%
Net investment income[4]	9.61%	11.81%	14.35%	9.81%	8.98%	9.17%
Portfolio turnover rate[5]	28%	108%	88%	102%	45%	49%

1.	Per share amount is based on average common shares outstanding during the period.

2.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

3.	Interest expense ratio relates to interest associated with borrowings and/or leverage transactions.

4.	The net investment income ratio includes distributions paid to preferred shareholders.

5.	Portfolio turnover rate presented for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 21
1. ORGANIZATION
Wells Fargo Advantage Income Opportunities Fund (the “Fund”) (formerly Evergreen Income Advantage Fund) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Fund’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are generally valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
When-issued transactions
The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Term loans
Each Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

22 Wells Fargo Advantage Income Opportunities Fund	Notes to Financial Statements (Unaudited)
Credit default swaps
The Fund may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.
Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.
Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non accrual status.
Dividend income is recognized on the ex-dividend date.
Dividend and interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 23
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At April 30, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2014	2015	2016	2017	2018

$7,717,772	$11,808,863	$15,525,027	$130,598,584	$162,119,951
At April 30, 2010, the Fund had $10,956,348 of current year deferred post-October capital losses, which would be treated as realized for tax purposes on the first day of the succeeding year.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of October 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Preferred stocks	$0	$9,613,800	$0	$9,613,800

Corporate bonds and notes	0	769,910,057	9,245,684	779,155,741
Yankee corporate bonds and notes	0	20,869,212	462	20,869,674
Term loans	0	58,296,800	0	58,296,800
Convertible debentures	0	3,007,313	0	3,007,313
Investment companies	3,401,944	0	0	3,401,944
Short-term investments
Investment companies	38,248,074	0	0	38,248,074

Total	$41,650,018	$861,697,182	$9,246,146	$912,593,346
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

24 Wells Fargo Advantage Income Opportunities Fund	Notes to Financial Statements (Unaudited)
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds	Yankee corporate
	and notes	bonds and notes	Loans	Total

Balance as of April 30, 2010	$817,002	$0	$13,198,721	$14,015,723
Realized gain (loss)	(962,719)	0	(101,472)	(1,064,191)
Change in unrealized appreciation (depreciation)	1,025,056	0	(335,812)	689,244
Amortization	157	0	50,443	50,600
Net purchases (sales)	(879,496)	0	(12,811,880)	(13,691,376)
Transfers in and/or out of Level 3	9,245,684	462	0	9,246,146

Balance as of October 31, 2010	$9,245,684	$462	$0	$9,246,146

Change in unrealized gains or losses included in earnings relating to securities still held at October 31, 2010	$0	$0	$0	$0
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment adviser to the Fund and is paid a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. Prior to July 12, 2010, Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, was the investment adviser to the Fund and was paid an annual fee at the same rate that is currently paid to Funds Management. For the six months ended October 31, 2010, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo, is the investment sub-adviser to the Fund and is paid a fee at an annual rate of 0.40% of the Fund’s average daily total assets. Prior to July 12, 2010, Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect wholly owned subsidiary of Wells Fargo, was the investment sub-adviser to the Fund and was paid a fee at an annual rate of 0.54% of the Fund’s average daily total assets by the investment adviser for its services to the Fund.
Administration fees
Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. Prior to August 25, 2010, EIMC was the administrator to the Fund and was paid an annual fee at the same rate that is currently paid to Funds Management. For the six months ended October 31, 2010, the administrative fee was equivalent to an annual rate of 0.07% of the Fund’s average daily net assets.
Funds Management and/or EIMC contractually waived a portion of its investment advisory fee in the amount of $972,513 for the six months ended October 31, 2010.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 common shares with no par value. For the six months ended October 31, 2010 and the year ended April 30, 2010, the Fund issued 226,691 and 757,335 common shares, respectively.
On June 8, 2010, all outstanding Auction Market Preferred Shares (“Preferred Shares”) were redeemed and was financed with borrowings from the Refinancing Facility (see Note 6). Dividends on each series of Preferred Shares were cumulative at a rate, which was reset based on the result of an auction. During the six months ended October 31, 2010, the Preferred Shares experienced failed auctions and the Fund paid dividends to the holders of Preferred Shares based on the maximum rate allowed under the governing documents for the Preferred Shares. The annualized dividend rate of 1.72% during the six months ended October 31, 2010, included the maximum rate for the dates on which auctions failed.

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 25
6. BORROWINGS
The Fund had secured debt financing in April 2008 from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”) in order to redeem a pro rata portion of each of its series of Preferred Shares. The Facility was refinanced on April 26, 2010 with a new borrowing facility, administered by a different major financial institution, with a commitment amount of $230 million and a 364 day term (“Refinancing Facility”). As of October 31, 2010, the Fund had redeemed all of its outstanding series of Preferred Shares and borrowed $230 million under the Refinancing Facility.
The Fund’s borrowings under the Refinancing Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 2.0%. During the six months ended October 31, 2010, an effective interest rate of 0.39% was incurred on the borrowings. Interest expense of $414,413, representing 0.12% of the Fund’s average daily net assets applicable to common shareholders, was incurred during the six months ended October 31, 2010.
The Fund has pledged its assets to secure the borrowings and currently pays, on a monthly basis, a liquidity fee at an annual rate of 0.60% of the daily average outstanding principal amount of borrowings and program fee at an annual rate of 0.60% of the product of (i) the daily average outstanding principal amount of borrowings and (ii) 1.02. The secured borrowing fees on the Statement of Operations of $1,206,588 represents liquidity fees and program fees.
7. INVESTMENT PORTFOLIO TRANSACTIONS
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $242,428,599 and $235,256,487, respectively, for the six months ended October 31, 2010.
As of October 31, 2010, the Fund had unfunded loan commitments of $6,049,692.
8. DERIVATIVE TRANSACTIONS
During the six months ended October 31, 2010, the Fund entered into credit default contracts for speculative purposes.
As of October 31, 2010, the Fund did not have any open credit default swaps but had an average notional balance of $739,076 during the six months ended October 31, 2010.
The fair value, realized gains or losses and change in unrealized gains or losses on credit default swaps are reflected in the appropriate financial statements.
9. INDEMNIFICATION
Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. SUBSEQUENT DISTRIBUTIONS
The Fund declared the following distributions to common shareholders:

			Net Investment
Declaration Date	Record Date	Payable Date	Income

October 15, 2010	November 15, 2010	December 1, 2010	$0.0850

November 19, 2010	December 15, 2010	January 3, 2011	$0.0850

December 17, 2010	January 18, 2011	February 1, 2011	$0.0850
These distributions are not reflected in the accompanying financial statements.

26 Wells Fargo Advantage Income Opportunities Fund	Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On July 9, 2010, a Special Meeting of Shareholders was held to consider a number of proposals. The results of the proposals are indicated below.
Proposal 1 — Election of Trustees:

Net Assets Voted “For”	Leroy Keith, Jr.	$418,149,639
Net Assets Voted “Withheld”		$19,198,063
Net Assets Voted “For”	Peter G. Gordon	$418,295,704
Net Assets Voted “Withheld”		$19,051,997
Net Assets Voted “For”	Isaiah Harris, Jr.	$417,990,019
Net Assets Voted “Withheld”		$19,357,682
Net Assets Voted “For”	Judith M. Johnson	$418,159,854
Net Assets Voted “Withheld”		$19,187,848
Net Assets Voted “For”	David F. Larcker	$418,277,216
Net Assets Voted “Withheld”		$19,070,485
Net Assets Voted “For”	Olivia S. Mitchell	$418,138,158
Net Assets Voted “Withheld”		$19,209,544
Net Assets Voted “For”	Timothy J. Penny	$418,187,328
Net Assets Voted “Withheld”		$19,160,374
Net Assets Voted “For”	Michael S. Scofield	$418,421,996
Net Assets Voted “Withheld”		$18,925,705
Net Assets Voted “For”	Donald C. Willeke	$418,084,270
Net Assets Voted “Withheld”		$19,263,432

Proposal 2a — To approve an investment advisory agreement with Wells Fargo Funds Management, LLC.

Net Assets Voted “For”		$317,977,345
Net Assets Voted “Against”		$14,011,195
Net Assets Voted “Abstain”		$6,269,977

Proposal 2b — To approve a sub-advisory agreement with Wells Capital Management Incorporated.

Net Assets Voted “For”		$316,581,451
Net Assets Voted “Against”		$14,812,969
Net Assets Voted “Abstain”		$6,864,097

Other Information (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 27
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund is publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2004	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 46 portfolios as of 12/31/09); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

28 Wells Fargo Advantage Income Opportunities Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2004	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Other Information (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 29

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

30 Wells Fargo Advantage Income Opportunities Fund	Other Information (Unaudited)
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
At a telephonic meeting on May 11, 2010, the Trustees of the Fund, including each Trustee who is not an “interested person” of the Fund (the “Independent Trustees”), as such term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), approved an advisory agreement for the Fund with Wells Fargo Funds Management, LLC (“Funds Management”) as well as a sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital”). Because the 1940 Act requires trustee approval of definitive advisory agreements to occur at an in-person meeting, the Trustees, including the Independent Trustees, considered and approved each of these agreements again at their in-person meeting held on June 9-10, 2010 (together with the May 11, 2010 telephonic meeting, the “Meetings”).
In considering at the Meetings whether to approve the advisory agreement with Funds Management and the sub-advisory agreement with Wells Capital, the Trustees took into account that they had most recently approved the annual continuation of the Fund’s prior investment advisory agreement with Evergreen Investment Management Company, LLC (“EIMC”) and sub-advisory agreement with Tattersall Advisory Group, Inc. (“TAG”) in September 2009. That approval followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the nature and quality of services that the Fund receives, the fees that the Fund pays under the agreements, and the Fund’s investment performance, as well as a wide range of other matters that the Trustees considered to have a bearing upon the agreements.
The Trustees also considered that the advisory agreement with Funds Management and the sub-advisory agreement with Wells Capital were proposed in the context of the combination of the Evergreen and Wells Fargo mutual fund families. After the December 31, 2008 merger of the Wells Fargo and Wachovia organizations, representatives of the combined Wells Fargo asset management organization approached the Trustees of the Evergreen funds with a proposal to combine the Evergreen and Wells Fargo Advantage Fund families. Funds Management’s representatives cited a number of important considerations favoring an eventual combination of the fund families, including, among others, the integration of the Evergreen and Wells Fargo investment management organizations; possible economies of scale through the increased size of the combined fund family; contractual savings from service providers to the combined funds; the ability to select the best funds from each family to continue as part of the combined fund family; and more seamless integration of the Evergreen funds into the combined Wells Fargo investment and shareholder servicing platforms and programs.
Over the course of 2009 and early 2010, the Board of Trustees of the Evergreen funds met repeatedly with the management teams of Funds Management and EIMC and worked to refine the proposed combination of the fund families. For the closed-end Evergreen funds, the proposed combination involved the approval of new investment advisory and sub-advisory agreements with Funds Management and affiliated (and un-affiliated) entities, name changes, and the election of new trustees.
Throughout their consideration of the proposed combination of the fund families, the Trustees requested additional information from representatives of EIMC and Funds Management as they considered appropriate. The Trustees retained an independent industry consultant to assist them in evaluating the combination of the fund families and related information. They also met separately on numerous occasions with independent legal counsel to the Independent Trustees.
The Trustees’ determinations to approve the advisory agreement with Funds Management and the sub-advisory agreement with Wells Capital were based on a comprehensive evaluation of the information provided to them. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. In their discussions, the Board made clear that, although the Fund’s new agreements were proposed as part of a combination of the fund families that may well benefit the shareholders of the Evergreen funds as a whole, the Board would consider carefully the impact of the proposed combination on each Evergreen fund and its shareholders individually, and would thus evaluate the proposed advisory agreement with Funds Management and sub-advisory agreement with Wells Capital for the Fund independently.
The Trustees reviewed differences in the terms of the prior advisory agreement with EIMC and the proposed advisory agreement with Funds Management, and between the prior sub-advisory agreement with TAG and the proposed sub-advisory agreement with Wells Capital. The Trustees considered whether any change to the nature and quality of the

Other Information (Unaudited)	Wells Fargo Advantage Income Opportunities Fund 31
comprehensive investment management services provided to the Fund would reasonably be expected as a result of adopting the proposed advisory agreement with Funds Management and sub-advisory agreement with Wells Capital. In this regard, they noted that the same investment management personnel presently responsible for providing investment advisory services to the Fund would continue to do so under the new agreement, and that portfolio managers at Wells Capital would take over providing sub-advisory services for the Fund’s portfolio from TAG. The Trustees considered the research and other capabilities and resources available to the proposed portfolio managers, as well as the investment performance record of these portfolio managers in managing the Fund or, in the case of the proposed Wells Capital portfolio managers, portfolios similar to the Fund’s.
The Trustees observed that the proposed fee rate under the advisory agreement with Funds Management was identical to the fee rate under the prior advisory agreement with EIMC. They noted that there were certain changes proposed to the fee rate under the sub-advisory agreement with Wells Capital as compared to the fee rate for TAG, which would have no impact on the aggregate fees paid by the Fund for advisory services. Funds Management asserted, and the Trustees took into account, that these changes were not expected to have any impact on the quality of services provided to the Funds or on the profitability of the advisory and sub-advisory arrangements to Funds Management and its affiliates (which includes Wells Capital). The Trustees reviewed information prepared by an independent data provider regarding the Fund’s management fee and other expenses relative to the fees and expenses of other peer funds. They noted that the Fund’s management fees were higher than many of the fees of its peer funds, but determined on the basis of the information presented that the Fund’s fees did not appear excessive. During the course of their consideration of fees, the Trustees noted that in certain cases, Funds Management and/or its affiliates provide to other clients (including principally other existing Evergreen funds) advisory services that are comparable in some degree to the advisory services that they would provide to the Fund, and considered comparative fee information, as well as information regarding similarities and differences in the services provided, in this regard. In light, in part, of the fact that there were material differences between the Fund’s investment program and the investment programs of these other clients, the Trustees did not consider the comparative fee information to be particularly useful in their consideration of the Fund’s proposed agreements.
The Trustees considered that, although the Fund was not making a continuous offering of its shares so that the likelihood of achieving economies of scale following the Fund’s initial offering was relatively low, the Fund may potentially benefit to the extent that contractual arrangements with service providers to the combined fund family could be negotiated on a more favorable basis as a result of the increased scale of the combined fund family. They also considered information provided to them regarding the profitability of the advisory fees paid under the prior advisory agreement to EIMC, and regarding the anticipated profitability of such fees to Funds Management under the proposed advisory agreement, and determined that the profitability of these arrangements was not so high as to prevent their approving the new agreements.

32 Wells Fargo Advantage Income Opportunities Fund	Automatic Dividend Reinvestment Plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipating the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

List of Abbreviations	Wells Fargo Advantage Income Opportunities Fund 33
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

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Transfer Agent, Registrar, Shareholder Servicing Agent
& Dividend Disbursing Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
1-800-730-6001
Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127202 12-10 AIO/AR148 10-10

ITEM 2. CODE OF ETHICS
Not required in this filing
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
Not required in this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not required in this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not required in this filing.
ITEM 6. SCHEDULE OF INVESTMENTS
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.
The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.
ITEM 11. CONTROLS AND PROCEDURES
(a) The President and Treasurer have concluded that the Wells Fargo Advantage Income Opportunities Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS
(a)(1) Not required in this filing.
(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Income Opportunities Fund

By:	/s/ Karla M. Rabusch Karla M. Rabusch
President

Date: December 27, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch Karla M. Rabusch
President

Date: December 27, 2010

By:	/s/ Kasey L. Phillips Kasey L. Phillips
Treasurer

Date: December 27, 2010